UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2016

Sprague Resources LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 International Drive
Portsmouth, New Hampshire 03801
(Address of Principal Executive Offices)

(800) 225-1560
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On June 3, 2016, the management of Sprague Resources GP LLC, the general partner of Sprague Resources LP (the “Partnership”), will present at the 2016 MLPA Investor Conference in Orlando, FL and participate in meetings with certain investors.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the materials to be used in connection with this presentation and meetings.  A copy of these materials will be posted on the Investor Relations section of the Partnership’s website at www.spragueenergy.com.

The information furnished pursuant to this Item 7.01 shall not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Partnership.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Sprague Resources LP MLPA Conference June 3, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: June 3, 2016

 EXHIBIT INDEX

Exhibit Number	Description

99.1	Sprague Resources LP MLPA Conference June 3, 2016